NOTICE OF GUARANTEED DELIVERY FOR

            RECEIPTS ON CORPORATE SECURITIES TRUST, SERIES NSC 1998-1



     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Receipts on Corporate Securities Trust, Series NSC 1998-1 (the "Trust"), made pursuant to the Prospectus, dated January , 1999 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Certificates are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Certificates pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                Delivery to: The Bank of New York, Exchange Agent

                               By Mail or By Hand
                              The Bank of New York
                       101 Barclay Street, 12th Floor East
                            New York, New York 10286
                  Attention: Corporate Trust -- Administration


                            Telephone: (212) 815-5098
                            Facsimile: (212) 815-5999

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Trust the Notional Amount of Old Certificates set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Notional Amount of Old Certificates Tendered:                     Name(s) of Record Holders(s):

$-------------------------------------------------------          -------------------------------------------------------
Certificate Nos. (if available):
                                                                  -------------------------------------------------------
                                                                  Address(es):
--------------------------------------------------------

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                                                                  -------------------------------------------------------

                                                                  -------------------------------------------------------
                                                                  Area Code and Telephone Number(s):
                                                                  -------------------------------------------------------
                                                                  Signature(s):

                                                                  -------------------------------------------------------

                                                                  -------------------------------------------------------


                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                    GUARANTEE

                    (Not to be used for signature guarantee)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor" institution within the meaning of Rule 17Ad-15 of the Exchange Act of 1934, as amended., hereby (a) guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Old Certificates, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm: _______________________    ____________________________________
                                                (Authorized Signature)

Address:_____________________________

_____________________________________

Area Code and
Telephone Number:____________________
                                          Title:_____________________________

                                          Name:______________________________

                                          Date:______________________________